NOTES PAYABLE	6 Months Ended
Dec. 31, 2023
Debt Disclosure [Abstract]
NOTES PAYABLE

NOTE 6 – NOTES PAYABLE

As of December 31, 2023 and June 30, 2023, the Company owed Kok Chee Lee, the former CEO and Director of the Company, $42,651 and $42,651, respectively for operating expenses he paid on behalf of the Company during the year ended June 30, 2018. The borrowing is unsecured, non-interest-bearing and due on demand.

On June 1, 2018, the Company executed a promissory note in the amount of $32,000 with the former Secretary of the Board for $30,128 of accrued expenses for services previously provided and an additional $1,872 for services rendered. The note is unsecured, bears interest at 5% per annum and matures on December 1, 2018. As of December 31, 2023 and June 30, 2023, there is $8,962 and $6,562, respectively, of accrued interest due on the note. The note is past due and the Company is in default under this note.

On November 16, 2023, the Company issued a promissory note for $85,000 to a third party. The note bears interest at 10% and matures on January 31, 2024.  In addition, as an additional inducement to the lender for purchasing the Note, the Company will issue 100,000,000 shares of its common stock to the lender. These shares are being valued at the closing stock price on the date of grant with the relative fair value accounted for as a debt discount to be amortized over the term of the loan. As of December 31, 2023, the shares have not yet been issued and $71,495 is disclosed as common stock to be issued. As of December 31, 2023, the note is presented net of $29,161 of debt discount.

As of December 31, 2023 and June 30, 2023, the Company owes various other individuals and entities $188,200 and $127,400, respectively. All the loans are non-interest bearing and due on demand.